EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated January 26, 1999 included in Friedman, Billings, Ramsey Group, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Form S-8 Registration Statement.


                                     /s/ Arthur Andersen, LLP

Vienna, Virginia
April 23, 1999